                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                _______________


                                   FORM 8-K

                                CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                      Date of Report:   March 15, 2001
                                        ---------------
                       (Date of earliest event reported)


                            IMPCO Technologies, Inc.
                           -------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                   0-16115                     91-1039211
------------------------------      -----------             ------------------
(State or other jurisdiction        (Commission             (I.R.S. employer
     of incorporation)              file number)            identification no.)



                16804 Gridley Place, Cerritos, California  90703
                ------------------------------------------------
     (Address of principal executive offices including Zip Code)


Registrant's telephone number, including area code     (562) 860-6666
                                                      ----------------
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Item 5.  Other Events.
----------------------

     On March 15, 2001, Robert Stemmler, Chairman of the Board of Directors, President and Chief Executive Officer ("Stemmler"), Dale Rasmussen, Senior Vice President of Investor Relations ("Rasmussen"), and Syed Hussain, Vice President of Technology and Automotive OEM Operations ("Hussain") (each referred to herein as an "Officer" and collectively as the "Officers") exercised options to purchase Registrant's Common Stock (the "Option Shares") at $13.75 per share in the following amounts: Stemmler, 113,858 Option Shares; Rasmussen, 56,928 Option Shares; and Hussain, 113,858 Option Shares. These options to purchase Registrant's Common Stock had been granted to each Officer in 1998 by Questor Partners Funds and its affiliate Questor Side-By-Side Partners, L.P. To finance the exercise of these options, Registrant extended loans to the Officers for the full purchase price of $3,913,854 ($1,565,547 each to Stemmler and Hussain and $782,760 to Rasmussen). The loans are secured by (i) a pledge to Registrant of a security interest in and lien upon shares of Common Stock of Registrant (the "Pledged Shares") and certain vested Registrant nonqualified stock options issued to each Officer pursuant to various Registrant stock option plans (the "NQ Options") and (ii) an agreement not to exercise any vested Registrant incentive stock options issued to the Officer pursuant to various Registrant stock option plans ("ISOPs") or to grant any third party any interest in such ISOPs. Additionally, Rasmussen pledged the equity value of his personal residence as collateral to secure his loan and Stemmler and Rasmussen provided collateral to secure Hussain's loan. Each Officer's loan bears interest at 9% per annum and matures in one year. A copy of the Promissory Note issued by each Officer in favor of Registrant as well as the Security Agreement and Agreement Not to Exercise Options entered into between Registrant and each Officer are attached hereto as Exhibits 10.24 through 10.29. A copy of a Deed of Trust executed by Rasmussen is attached hereto as Exhibit 10.30. A copy of the press release announcing the exercise of options by the Officers is attached hereto as
Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

(c)  Exhibits

10.24 Promissory Note Issued by Robert Stemmler to Registrant dated March 15, 2001.

10.25  Promissory Note Issued by Dale Rasmussen to Registrant dated March 15,
       2001.

10.26  Promissory Note Issued by Syed Hussain to Registrant dated March 15,
       2001.

10.27 Security Agreement and Agreement Not to Exercise Options entered into between Robert Stemmler and Registrant dated March 15, 2001.

10.28 Security Agreement and Agreement Not to Exercise Options entered into between Dale Rasmussen and Registrant dated March 15, 2001.

10.29 Security Agreement and Agreement Not to Exercise Options entered into between Syed Hussain and Registrant dated March 15, 2001.

10.30  Deed of Trust Executed by Dale Rasmussen regarding personal residence.

99.1   Press Release dated March 21, 2001.
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                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  IMPCO TECHNOLOGIES, INC.



                                  By:  /s/ William B. Olson
                                       --------------------
                                       William B. Olson
                                       Chief Financial Officer and Treasurer


Date:  March 26, 2001